Ernst & Young LLP    Suite 1700                        Phone 415 951 3000
                     555 California Street
                     San Francisco, California 94104


March 24, 1995



The Audit Committee of the Board of Directors
National Capital Management Corporation


We have completed our audit of the consolidated financial statements of National Capital Management Corporation (the
"Company") for the year ended December 31, 1994, and have issued our report thereon, dated March 24, 1995. We have summarized the following matters which we believe should be communicated to the Audit Committee of the Board of Directors of the Company as required by AICPA Statement on Auditing Standards No. 61.

The   Auditor's  Responsibility  Under  Generally   Accepted
Auditing Standards

The consolidated financial statements are the responsibility of the Company's management. Our audit was performed in accordance with generally accepted auditing standards and, as such, was designed to obtain reasonable, but not absolute, assurance about whether the financial statements are free from material misstatement. The financial statements are also included in the Company's Form 10-KSB filed with the Securities and Exchange Commission. Our responsibility with respect to other information contained in the Form 10-KSB, including Management's Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data, is limited to reading such other information and determining that it is materially consistent with information appearing in the financial statements.

Significant  Accounting  Policies--Initial  Selections   and
Changes

There were no significant changes in accounting policies during 1994, other than the adoption of those policies related to the viatical business of its subsidiary, National Capital Benefits Corporation ("NCBC"). During the year, NCBC, a subsidiary of the Company, adopted policies related to revenue recognition of its viatical business, as well as policies related to capitalization of the cost of insurance policies purchased. Refer to the notes to the audited consolidated financial statements for a summary of the significant accounting policies followed by the Company and its subsidiaries.

Sensitive Accounting Estimates

Accounting estimates are an integral part of the financial statements and are based upon management's current judgments. We reviewed with management the formulation process for such estimates. Significant judgments and estimates include the determination of the allowance for uncollectible receivables, the carrying values of property, equipment and intangible assets, and the related depreciation and amortization periods. We reviewed management's judgments and estimates in the above areas in connection with our audit and determined that such judgments and estimates were reasonable, when considered as part of the consolidated financial statements taken as a whole.

The Audit Committee of the Board of Directors
National Capital Management Corporation
                                                      Page 2



Significant Recorded and Unrecorded Adjustments

     A.   Significant adjustments made:

          There were numerous adjustments and financial statement reclassifications recorded. Accordingly, we have not included all adjustments or financial statement reclassifications made through both the audit process and other post-closing adjustments but have only included adjustments significant to the Company's 1994 consolidated net loss.

          Jensen

          Audit adjustments were made which increased the 1994 net loss by $316,000. The primary accounts affected were inventory and inventory related cost of sales accounts.

     B.   Significant  audit  differences  not  posted  as
          adjustments:   None

     Disagreements With Management

     None

     Major  Issues  Discussed  With  Management  Prior  to
     Retention

     None

     Consultations With Other Accountants

     None

     Serious  Difficulties Encountered  in  Performing  the
     Audit

We encountered serious difficulties in performing our audit procedures at Jensen Corporation (Jensen) and NCBC.

Jensen experienced turnover during 1994 in its chief financial position. At the commencement of our audit procedures, we noted numerous deficiencies in Jensen's accounting and financial reporting (see Attachment A). This required us to significantly expand our audit procedures which required more time than anticipated for us to complete our audit procedures and resulted in delays in the Company's financial reporting. In addition, obtaining the necessary information from Jensen personnel was difficult.

The Audit Committee of the Board of Directors
National Capital Management Corporation
                                                      Page 3




NCBC's internal accounting systems, which were new in 1994, did not result in an accurate or timely accounting for its financial transactions. The initial accounting policies, tentatively adopted during the year, were changed subsequent to year end. Also, numerous audit adjustments were required subsequent to year end to account for revisions in policies, along with matters not previously considered, i.e. management fees, etc. The lack of adequate policies and procedures at NCBC resulted in expanded audit procedures and significant involvement by Company financial personnel. Also, NCBC did not timely or accurately provide financial projections to the Company which, given the lack of financial resources at NCBC and the Company, is critical to the management of NCBC and the Company and their required financial statement disclosures. In addition, NCBC personnel were not aware of a need to comply with certain requirements of its line-of-credit until it was pointed out to them. All of these factors delayed the required financial reporting of the Company.

     Internal Control Findings

     Material Weaknesses in Internal Control Structure

     See Attachment A

     Reportable   Conditions  in   Internal   Control
     Structure

     See Attachment A

     Communications of Total Fees for Management  Consulting
     Services  and  a Description of the Types  of  Services
     Rendered

     None



                    * * * * * * * *


This report is intended solely for the information and use of the Audit Committee, management, and others within the Company.

Ernst & Young LLP   Suite 1700                      Phone 415 951 3000
                    555 California Street
                    San Francisco, California 94104


Attachment A



The Audit Committee of the Board of Directors
National Capital Management Corporation

In planning and performing our audit of the consolidated financial statements of National Capital Management Corporation (NCMC) and subsidiaries (collectively, the Company) for the year ended December 31, 1994, we considered its internal control structure to determine our auditing procedures for the purpose of expressing our opinion on the consolidated financial statements and not to provide assurance on the internal control structure. However we noted certain matters involving the internal control structure and its operation that we consider to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to our attention relating to significant deficiencies in the design or operation of the internal control structure that, in our judgment, could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the consolidated financial statements.

A material weakness is a reportable condition in which the design or operation of one or more of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be reportable conditions and, accordingly, would not necessarily disclose all reportable conditions that are also considered to be material weaknesses as defined above. However, we noted the following matters involving the internal control structure and its operation that we consider to be material weaknesses as defined above. These conditions were considered in determining the nature, timing, and extent of the procedures performed in our audit of the Company's consolidated financial statements, and this does not affect our report dated March 24, 1995 on those financial statements.

NCMC in San Francisco maintains the records for its real estate division and relies on accounting personnel at other locations to maintain the records for its other
subsidiaries.   The  comments that follow  relate  to  these
subsidiaries.

The Audit Committee of the Board of Directors
National Capital Management Corporation
                                                      Page 2


Jensen Corporation

The following material weaknesses were noted:

Overall lack of controls over the recording and reconciling of transactions affecting cash from July 1994 through year end;

The general lack of controls to ensure reconciliations of the general ledger balances are completed and differences are resolved on a timely basis;

The lack of timely adjustment and analysis of inventory standards and reserves.

Because of the weaknesses in the internal control structure noted above, errors in the financial information reported to NCMC were only detected through the audit process and were required to be adjusted subsequent to year end. This lack of a general control environment hinders Jensen's and the Company's cash management on a day-to-day basis and prevents the Company's management from making a timely and accurate assessment of Jensen' s operational performance.

The  lack of these controls also resulted in expanded  audit procedures  and  more  time expended by  Company  management
correcting   and  reporting  on  the  historical   financial
information.

The  controls,  such  as  timely, accurate  reconciliations, should immediately be put in place and appropriate, qualified financial personnel should be hired to ensure that such controls are operating and that material errors and irregularities do not go undetected and the Company's financial reporting is not compromised.

National Capital Benefits Corporation (NCBC)

NCBC's internal accounting systems, which were new in 1994, did not result in an accurate or timely accounting for its financial transactions. Specifically, the initial accounting policies, tentatively adopted during the year, related to the costs of insurance policies purchased and revenue recognition were changed subsequent to year end. Also, numerous audit adjustments were required subsequent to year end to account for revisions in policies, along with matters not previously considered, in management fees, etc. NCBC did not timely or accurately provide financial projections to the Company which, given the lack of financial resources at NCBC and the Company, are critical to the management of NCBC and the Company and their required financial statement disclosures. In addition, NCBC personnel were not aware of a need to comply with certain requirements of its line-of-credit until it was pointed out to them.

The Audit Committee of the Board of Directors
National Capital Management Corporation
                                                      Page 3



The lack of established policies and procedures over NCBC's internal accounting and reporting resulted in expanded audit procedures and more time spent by Company management to
correct   and   report  on  NCBC's  historical   financial
information. Separate financial statements are required by NCBC's lenders and the timely and accurate financial reporting is important. Timely and accurate financial projections are also important given NCBC's cash requirements.

Controls should be put in place immediately ensuring that there are the appropriate segregation of duties, review procedures and standardized, timely reporting to NCMC.

In addition, we noted the following other matters that we consider to be reportable conditions.

     Jensen Corporation

     Payroll tax filings were not made on a timely basis during 1994;

     Sales were recorded when the goods had not been shipped and there was no documentation with the customer supporting this transaction as a sale. This deviated from the Company's revenue recognition policy.

     Due to the small size of the accounting department, there exists an inappropriate segregation of duties. Duties should be evaluated and reassigned or an appropriate level of independent review should be established. For example:

     * the controller or a person acting in that capacity approves customer credit and authorizes write-offs of uncollectible accounts;

     * the accounts receivable clerk initiates credit memos and accounts for the numerical sequence of credit memos;

     * the accounts receivable clerk opens mail and lists checks, prepares bank deposits and maintains the cash receipts journal. The cash receipts journal is not reviewed by anyone else;

     * the controller or his equivalent prepares checks, maintains the cash disbursements journal and reconciles the bank accounts.

The Audit Committee of the Board of Directors
National Capital Management Corporation
                                                      Page 4



As discussed above, these reportable conditions occurred because of the lack of qualified, financial personnel at Jensen and the lack of adequate policies and procedures. The financial personnel at Jensen should be accountable to the chief financial officer of the Company as the Company has the responsibility to accurately report the financial results of Jensen. Additionally, Company executives are responsible to ensure Company assets are appropriately safeguarded and accounted for, and transactions are appropriately authorized. Adequate segregation of duties within the internal accounting system needs to be maintained if the Company's control objectives are to be met. Adequate segregation of duties lessens the possibility of undetected errors or irregularities by providing accounting checks.


The Company needs to employ experienced and qualified accounting personnel to restore the control environment that has been damaged due to turnover of personnel and lack of a good "local" oversight by those management personnel located at Jensen.

This report is intended solely for the information and use of the Audit Committee, management and others within the Company.


                                        /s/ERNST & YOUNG LLP

March 24, 1995